UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 29, 2024, Vistagen Therapeutics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As set forth below, the Company’s stockholders approved the two matters voted upon at the Special Meeting: (i) an amendment to the Company’s Amended and Restated 2019 Omnibus Equity Incentive Plan (the “2019 Plan”); and (ii) an amendment to the Company’s 2019 Employee Stock Purchase Plan (“2019 ESPP”).

The matters voted upon at the Special Meeting and the results of the voting at the Special Meeting are as follows:

Proposal No. 1 –Amendment to the Vistagen Therapeutics, Inc. Amended and Restated 2019 Omnibus Equity Incentive Plan

	For	Against	Abstain
Number of Votes Cast	12,731,981	730,584	2,072,262
Percentage (%) of Votes Received	82.0%	4.7%	13.3%

The vote required to approve an amendment to the 2019 Plan (the “2019 Plan Amendment”), which 2019 Plan Amendment increases the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance thereunder from 1,000,000 shares to 5,000,000 shares, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders duly approved the 2019 Plan Amendment.

Proposal No.2 –Amendment to the Vistagen Therapeutics, Inc. 2019 Employee Stock Purchase Plan

	For	Against	Abstain
Number of Votes Cast	12,788,811	670,714	2,075,302
Percentage (%) of Votes Received	82.3%	4.3%	13.4%

The vote required to approve an amendment to the 2019 ESPP (the “2019 ESPP Amendment”), which 2019 ESPP Amendment increases the number of shares of the Company’s Common Stock authorized for issuance thereunder from 33,334 shares to 1,000,000 shares, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders duly approved the 2019 ESPP Amendment.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the SEC on April 16, 2024.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: May 31, 2024	By:	/s/ Shawn K. Singh
Shawn K. Singh, JD Chief Executive Officer